Exhibit 99.1

SOC Telemed / HCMC Investor Presentation OCTOBER 2020

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected information about Specialists On Call, Inc . (“SOC”) and Healthcare Merger Corp . (“HCMC ”) . This Presentation is being made in respect of the proposed business combination between HCMC and SOC . This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended (the “Act”) . Industry and Market Data . Information contained in this Presentation concerning SOC’s industry and the markets in which it operates, including SOC’s general expectations and market position, market opportunity and market size, is based on information from SOC management’s estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties . In some cases, we may not expressly refer to the sources from which this information is derived . Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and SOC’s knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable . In addition, assumptions and estimates of SOC’s and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause SOC’s future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates . No representation or warranty, express or implied, is or will be given by SOC, HCMC or any of their affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction . Accordingly, none of SOC, HCMC or any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed . Trademarks . HCMC and SOC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with HCMC or SOC, or an endorsement or sponsorship by or of HCMC or SOC . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that HCMC or SOC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Use of Projections . This Presentation contains projected financial information with respect to SOC, including revenue, net income, bookings, adjusted gross margin, operating expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Telemed IQ growth for 2020 - 2022 . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither of HCMC’s or SOC’s independent auditors have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . Use of Non - GAAP Financial Measures . The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Act . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by HCMC with the Securities and Exchange Commission (the “SEC”) . Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . HCMC and SOC believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to SOC’s financial condition and results of operations . HCMC and SOC believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends . Other companies may calculate these non - GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in SOC’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results which are included in the Appendix of this Presentation . 1

2 Disclaimer (Cont’d) Additional Information ; Participants in the Solicitation . A definitive agreement with respect to the proposed business combination between HCMC and SOC was signed on July 29 , 2020 . In connection with the proposed business combination, HCMC has filed a registration statement on Form S - 4 , including a proxy statement/consent solicitation statement/prospectus (the “Registration Statement”), and other relevant documents with the SEC . The Registration Statement includes a preliminary proxy statement to be distributed to HCMC’s stockholders in connection with HCMC’s solicitation of proxies for the vote by HCMC’s stockholders with respect to the proposed business combination and other matters as described in the Registration Statement ; a consent solicitation statement to be distributed to SOC’s stockholders in connection with SOC’s solicitation of written consents to approve the proposed business combination ; and a prospectus relating to the offer of the securities to be issued to SOC’s stockholders in connection with the proposed business combination . After the Registration Statement has been declared effective by the SEC, HCMC will mail a definitive proxy statement/prospectus, when available, to its stockholders . Stockholders and other interested persons are urged to read the proxy statement/consent solicitation statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about HCMC, SOC and the proposed business combination . Stockholders will be able to obtain a free copy of the preliminary proxy statement/consent solicitation statement/prospectus and definitive proxy statement/consent solicitation statement/prospectus (when filed), as well as other filings containing information about HCMC, SOC and the proposed business combination, without charge, at the SEC’s website located at www . sec . gov . HCMC and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from HCMC’s stockholders in respect of the proposed business combination and the other matters set forth in the definitive proxy statement/consent solicitation statement/prospectus . Information regarding HCMC’s directors and executive officers is available under the heading “Directors, Executive Officers and Corporate Governance” in its Annual Report on Form 10 - K for the year ended December 31 , 2019 , filed with the SEC on March 25 , 2020 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination when it becomes available . This Presentation does not contain all the information that should be considered in the proposed business combination . It is not intended to form any basis of any investment decision or any decision in respect to the proposed business combination . The definitive proxy statement/prospectus will be mailed to HCMC’s stockholders as of a record date to be established for voting on the proposed business combination when it becomes available . Forward Looking Statements . This Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “potential,” “predict,” “project,” “forecast,” “intend,” “may,” “should,” “would,” “will,” “expect,” “continue,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of SOC’s and HCMC’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of SOC and HCMC . These forward - looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of HCMC or SOC is not obtained ; failure to realize the anticipated benefits of the proposed business combination ; risks relating to the uncertainty of the projected financial information with respect to SOC ; risks related to SOC’s business, adoption of its software platform and other matters ; the effects of competition on SOC’s future business ; the amount of redemption requests made by HCMC’s public stockholders ; the ability of HCMC or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future, and those factors discussed in the Registration Statement under the heading “Risk Factors,” and other documents of HCMC filed, or to be filed, with the SEC, as well as in any materials made available to you in connection with this Presentation . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither HCMC nor SOC presently know or that HCMC and SOC currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect HCMC’s and SOC’s expectations, plans or forecasts of future events and views as of the date of this Presentation . HCMC and SOC anticipate that subsequent events and developments will cause HCMC’s and SOC’s assessments to change . However, while HCMC and SOC may elect to update these forward - looking statements at some point in the future, HCMC and SOC specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing HCMC’s and SOC’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Neither SOC, HCMC, nor any of their respective affiliates have any obligation to update this Presentation unless required by applicable law . Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding SOC and HCMC . Recipients of this Presentation should each make their own evaluation of SOC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary .

3 Presenters John Kalix SOC Telemed President Hai Tran SOC Telemed Chief Financial Officer / Chief Operating Officer Steve Shulman Healthcare Merger Corp. Chairman and Chief Executive Officer Paul Ricci SOC Telemed Chairman and Interim Chief Executive Officer

4 Investment Highlights Compelling Market Opportunity Scaled , Differentiated Acute Care Telemedicine Platform Substantial Opportunities T o Expand And Grow Attractive Financial Profile

Company Overview

SOC Telemed At A Glance

ACUTE CARE MARKET FOCUS

- Largest provider of acute teleNeurology and telePsychiatry
- Expanding service lines include critical care, emergency medicine, hospitalist medicine, cardiology
- 543 acute care hospitals and physician groups in 47 states
  - 19 out of 25 of the largest U.S. health systems
  - 2 of top 5 physician groups
- Diversified, blue chip customer base

CRITICAL MASS OF PHYSICIAN RESOURCES

- 172 board certified neurologists, psychiatrists and intensivists
- 10,500+ specialists through physician group partnerships

CLOUD BASED TECHNOLOGY PLATFORM DESIGNED TO MAXIMIZE CLINICAL EFFICIENCY

- Flexible configuration mirrors workflow for any specialty
- Real time data and analytics

847
Facilities[1]

1 million+
Cumulative Teleconsults

$80m
2021E Revenue

100%
Net Revenue Retention[2]

Implementations and Teleconsults

(Implementation count; cumulative teleconsult count in thousands)



402
533
698
953
1,200(3)
100
144
97
175
300(3)
2016
2017
2018
2019
2020E
Implementations
Cumulative Teleconsults (4)

SOC Telemed

Note: Unless otherwise stated, all figures as of June 30, 2020; projections use SOC estimates. With respect to projections, see slide 2 "Use of Projections" under "Disclaimer".
(1) Facilities include 543 hospitals and other sites of care.
(2) Based on 2019 net revenue retention; excludes planned terminations.
(3) Represents 2020E estimated implementations and cumulative teleconsults.
(4) Combination of SOC, NeuroCall and JSA since inception.

6

7 Flexible Enterprise Telemedicine Solution ANY SPECIALTY / CLINICAL SERVICE LINE CLINICAL WORKFLOWS ANY MIX OF PROVIDER NETWORKS ANY DEVICE, ANY LOCATION Neurology Psychiatry Critical Care Hospitalist Cardiology Emergency Medicine Infectious Disease SOC Carts Client Equipment Hybrid Health System Clinicians Hybrid SOC Clinicians Contracted Physician Groups On - Demand Scheduled Rounds Care Coordination Task Management Store & Forward

Patient Advocates manage process from patient intake to consult summary delivery — 24/7 Coordinators handle call intake and patient information Dispatchers ensure consult readiness and physician assignment 8 SOC Telemed’s Panel Of Coordination Experts

A National Network Of Acute Care Specialists

- Mix of employed and contracted physicians
  - Employed physicians salaried with benefits
  - Contracted physicians paid per scheduled shift hours with upside for additional consults on per consult rate

Top Quality Specialist Physicians	Dedicated to Telemedicine	Scaled and Fractionalized
• Board certified • 17 years of average experience • teleNeurologists • telePsychiatrists • teleIntensivists (Over 20 sub-specialties)	• 94% retention[(1)] • 4 years of average tenure[(2)] with SOC • Employed and contracted	• 172 physicians within SOC practice • 2,500+ state licenses • 13,500+ hospital privileges

Telemedicine solves growing pain of supply / demand mismatch by fractionalizing and empowering scarce specialist resources

SOC Telemed™

Note: Unless otherwise stated, all figures as of June 30, 2020.
(1) For employed physicians and excludes one planned termination.
(2) For employed and contracted physicians.

9

SOC Telemed Supports Complex Hospital Workflows



Telemed iQ
PATIENT / HOSPITAL
Patient arrives at hospital
HOSPITAL
Hospital requests consult
Telemed iQ REQUEST
Telemed iQ EMR PLUGIN
Telemed iQ PARTNERS
SOC COORDINATION CENTER
Client-configurable decision engine matches patient and clinician. SOC queues, assigns, & dispatches request
Telemed iQ COORDINATE
TELECLINICAN
teleClinician engages with patient and / or care team and documents consult
Telemed iQ ENGAGE
Telemed iQ IMAGING
Telemed iQ VIDEO
Telemed iQ DOCUMENT
Telemed IQ sends consult note seamlessly into patient medical record in hospital EMR
Telemed iQ INTEGRATE
Telemed iQ INSIGHTS

Robust reporting package provides actionable insights across every step

SOC Telemed™

10

Clinical And Financial Benefits For Our Clients

TeleNeurology

CarolinaEast Health System

- 82% retention of stroke patients after tPA administration
- Previously 0% retention

227% ROI

> With every stroke, time is of the essence. SOC has been a game changer...
>
> **Dr. Michael Somers, MD, FACEP**
> Medical Director

TelePsychiatry

UnityPoint Health Allen Hospital

- Avoided $1.7 million of annual boarding cost
- $3 million in incremental profits

281% ROI

> Before, our psychiatrists were burning out. We couldn't keep them on staff. SOC has been a lifesaver, especially for our night staff. And patients love it, they can get home faster...
>
> **Nick Rosauer**
> Behavioral Health Counsellor

TeleICU

- 12% reduction in patient transfers led to $1.4 million additional annual revenue
- Leapfrog Score D to A

170% ROI

> Our physicians enjoy working with SOC's providers. Even though they may be 1,000 miles away, they've built that rapport which is so important for cultivating trust...
>
> Chief Nursing Officer

SOC Telemed™

11

SETTINGS OF CARE ● Hospitals ● Health Systems ● SNF ● Freestanding EDs CLINICAL SOLUTIONS ● Neurology ● Psychiatry ● Intensive Care CHANNELS ● Physician Staffing Companies ● Government PRODUCTS AND ASSETS ● Telemed IQ Platform ● SOC Specialists ● Revenue Cycle ● Hardware MARKETS ● Employers ● Payors ● Retail ● Hospitality ● Schools / Universities SETTINGS OF CARE ● Urgent Care ● Post - acute ● Pediatric Hospitals ● Assisted Living ● Dialysis and Infusion PRODUCTS AND SERVICES ● Asynchronous telemedicine ● Patient engagement / navigation ● Remote patient monitoring ● Digital triage ● Intake, eligibility, payment CLINICAL SOLUTIONS ● Oncology ● Infectious Disease ● Nephrology ● Maternal Fetal Medicine ● Dermatology / Wound Care ● Palliative Care ● Geriatrics INTERNATIONAL ● Retail specialist care ● Self testing / diagnostics ● Virtual referral management ● AI – triage, diagnosis, support ● Hospital at home ● Medication adherence ● Virtual care health plan ● Virtual clinical trials ● Precision medicine Create New Markets, Target New Customer Needs Enter Adjacent Markets Existing Markets and Customers New Products and Assets Existing Products and Assets Incremental Products and Assets ADJACENT CORE TRANSFORMATIONAL 12 SOC Telemed Is Well Positioned To Grow

Market Overview & Growth Strategy

Differentiated Position In The Telemedicine Landscape

Clinician Supply Is Limited

Increasing need for resource optimization

Clinician Supply Not An Issue

Allscripts, athenahealth, Cerner, doxy.me, Epic, WebRTC, zoom

- Primarily support **scheduled virtual office visits for existing patients**
- Focus on **video session establishment technology**
- On-demand capability limited to waiting rooms
- Popular with small physician practices for outpatient cases amwell, TELADOC

- App-based direct-to-consumer provides digital patient intake, eligibility & copay verification, online payment
- Addresses simple acute care hospital workflows with InTouch and Avizia
- **Non-supervised self-service consult management**
- Large payer contracts

SOC Telemed™

- **Optimization model** for financial, clinical, operational sustainability
- **Turnkey 24x7 command center** for workflow assurance
- **Active management of physician's time**, the costliest resource
- **Low code platform** using configurable decision engines and UI screens
- Real-time visibility to clinical supply for **supply-side elasticity, on-shift or off-shift**
- **Complex workflows for care continuity** in acute care
- **Revenue cycle management**

One-to-One Scheduled

Increasing workflow complexity

Many-to-Many On-Demand

SOC Telemed™

14

Large Acute Care Telemedicine Market With Increasing Adoption

$8.9bn Addressable Acute Care Telemedicine Market(1)

Upside Potential

Utilization increase and more specialties

Current Utilization

$2.8bn
Addressable Market within Current Specialties

- Neurology
- Psychiatry
- ICU

$8.9bn
Highly Addressable Adjacent Specialties

- Cardiology
- Infectious Disease
- Hospitalists
- Emergency Medicine
- Maternal Fetal Medicine
- Palliative Care
- Oncology

Health System Telemedicine Spending and Usage Increasing Post-COVID-19

(Health System response %)



90%
10%

Increase Spend

Spend the Same

~90% of health systems expect to increase spend on clinician-to-clinician acute care telemedicine in the next 12 to 18 months(2)

~90% of hospitals expect greater usage of telehealth vs. pre-COVID-19 levels to persist(3)

Increase Usage Further

Maintain Increased Usage

Return to pre-COVID Usage



25%
65%
10%

SOC Telemed™

(1) Hospital count per Definitive Healthcare as of 12/2019 and revenue based on current SOC client average.
(2) EY-Parthenon study as of June 2020.
(3) LEK study as of April 2020.

15

2 Integrated Growth Strategy Accelerating SaaS Platform Growth Acquisitions New Client Wins Cross - Selling and Upselling Existing Clients

Channel Sales & Strategic Partnerships Direct Sales Team 3 Go - To - Market Strategy Source: Hospital count per Definitive Healthcare. Note: Includes 5,930 hospitals. Core Services: Neurology, Psychiatry & Critical Care – Using SOC Physician Network Mid to Large Physician Groups, Physician Staffing Organizations & Locum Tenens Adjacent Markets (e.g. Correctional Facilities) 4,283 880 767 Hospitals & Health Systems Small (1-20 Hospital Systems) Medium (21-50 Hospital Systems) Large (51+ Hospital Systems) Telemed IQ SaaS Platform – Using 3rd Party Provider Network(s) in a Multitude of Acute Specialties Federal & Government (DHA, VA)

4 Scaling Investment In Sales And Marketing To Drive Bookings Increasing Headcount To Drive Growth Organized by geographic territory Typical experience includes 5 - 10 years managing complex health care sales cycles Backgrounds include commercial roles at IBM Watson, Optum, Gartner, and Nuance 2020 Pipeline Sourcing (Quota - bearing headcount) 5 9 20 2019A 2020E 2021E Inbound 33% Business Development 29% Up - Sell 28% Other 10% (2020E pipeline by source) Doubling sales headcount in 2021 Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”.

5 Strong Momentum Signing New Clients Balanced mix of historical bookings; 47% new clients as percentage of 1H 2020 total bookings Geographic Hospital Mix 69% 31% Urban Rural (2019 revenue) 41% 40% 19% < 100 100 - 250 250+ Hospital Bed Mix (2019 bed mix by facility count)

6 Increase Penetration With Existing Clients Strong history of further penetrating health systems Facility Count Client (Yr Signed) First Year Current Client A (2015) 2 34 Client B (2012) 2 34 Client C (2006) 1 29 Client D (2007) 5 18 Client E (2011) 1 18 Proven record of selling additional services to facilities 1.38 1.42 1.52 1.61 1.72 2015A 2016A 2017A 2018A 2019A Service / facility 0.1 Δ in service/facility generates $3.7m revenue 1% Δ in facility penetration generates $2.5m in revenue ~$670m ~$190m ~$860m Whitespace opportunity with existing clients ~$670m Expand service lines ~$190m Expand facilities Source: Definitive Healthcare as of 12/2019 and company data. Note: Analysis includes hospitals and does not include other sites of care (i.e., SNFs, Federal Agencies, Clinics, etc.)

Select Channel Opportunities Market Size Representative SOC Clients Physician Groups 75,000 providers (1) Military Health System 12,000 providers (2) Confidential Multi - site IDNs 1,000 hospitals (3) 7 Accelerating Telemed IQ SaaS Rollout Strong Telemed IQ Revenue Growth Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Company estimate of the Top 30 groups that provide Hospitalist medicine and Emergency Medicine. (2) American Board of Medical Specialties Report on Military Physicians and Continuing Certification, April 2015. (3) IQVIA 2018 whitepaper. $0.2 $1.6 $2.6 $7.5 $18.9 2018A 2019A 2020E 2021E 2022E Leverage SOC’s SaaS platform and reporting & analytics with clients’ own clinicians Platform powers other physician networks Access to adjacent channels, fulfilling demand for telemedicine services High gross margin (Revenue in $ millions)

8 Robust Pipeline of Accretive Acquisition Opportunities ($ in millions) Estimated Revenue Target Opportunities Core Specialties $245 21 Core + Adjacent Specialties and End Markets $145 10 Adjacent Specialties and End Markets $195 9 Total $585 40 Disciplined M&A Focus Core specialties Adjacent specialties to leverage platform Select technologies to expand capabilities Acquisition Strategy Note: Estimated revenues per Datafox.

9 Growth Targets Note: Projections use SOC estimates. With respect to projections, see slide 2 "Use of projections" under "Disclaimer." (1) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable fees excluded). Implementation fees are amortized on a monthly basis over the length of the average customer life. 2021E – 2022E Bookings (1) Growth 67% 2021E Bookings (1) $21.8m 2021E – 2022E Total Revenue Growth 41% 2021E Total Revenue $80.4m ~150% 2021E Telemed IQ Revenue $7.5m 2021E – 2022E Telemed IQ Revenue Growth

Financial Overview

11 Predictable Revenue Model Long History of Growth Highly visible and predictable revenue model − Recurring revenues − Fixed monthly fees provide predictable revenue stream − Multi - year agreements (average 2 years) with annual evergreen renewal − Annual COL (1) adjustments (price escalators) Customers have demonstrated increasing utilization volume over time (1) COL – cost of living. (2) Net revenue retention measures how much revenue has been retained at the end of the period, including any change from the sa me customers due to utilization change. $22.6 $24.8 $33.1 $36.9 $39.7 $3.5 $6.0 $8.9 $15.4 $25.2 $28.5 $33.0 $43.7 $53.7 $66.2 2015A 2016A 2017A 2018A 2019A Fixed Fee Utilization-based Fees Deferred Revenue ($ in millions) Longstanding Client Relationships Tenured customer base − Average customer relationship ~48 months Track record of net revenue retention (2) 6% 8% 15% 8% 64% < 1 Year 1-2 Years 2-3 Years 3-4 Years 4+ Years 98% 103% 102% 103% 100% 2015A 2016A 2017A 2018A 2019A

12 Strong Bookings Momentum Supports Future Growth Record Bookings 1H 2020 (1) $5.7m 1H 2020 bookings - highest in company history − Balanced mix (47% new clients; 53% cross - selling) − Historically, 2H of year stronger than 1H − On target to achieve full year bookings of $10.9m (remaining pipeline coverage (2) of ~5.9x) Sales organization revamp in 1H showing results − Achieved record 1H 2020 bookings with only half of current team; fully ramped team available going into 2H 2020 − Traffic to SOC Solutions web pages +216% (3) YoY in 2020 ($ in millions) $6.1 $10.9 $21.8 $36.3 2019A 2020E 2021E 2022E $0.9 $2.9 $2.4 $5.7 1H 2019A 1H 2020A Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable fees excluded). Implementation fees are amortized on a monthly basis over the length of the average customer life. (2) Pipeline coverage calculated as pipeline as a multiple of bookings plan. (3) For the eight months ended August 31, 2020 and 2019. Q1 Bookings Q2 Bookings

Utilization Volumes Recovering to Pre - COVID Levels (1) 13 Revenues Continue To Grow As Volumes Recover Revenues Have Grown Steadily ($ in millions) 40% 60% 80% 100% 120% 140% Jan-20 Mar-20 May-20 Jul-20 Sep-20 teleNeurology telePsychiatry US ED Visits (% change in volumes vs. March 13, 2020 levels) Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Volume data re - based to 100% as of March 13, 2020. (2) ED visit volume data from Strata Decision Technology. (2) CAGR: 23% $15.9 $14.8 $32.6 $28.4 1H 2019A 1H 2020A Q1 Revenues Q2 Revenues Impact of decreased utilization from COVID - 19 Impact of decreased utilization from COVID - 19 $43.7 $53.7 $66.2 $57.3 $80.4 $113.5 2017A 2018A 2019A 2020E 2021E 2022E

14 Line Of Sight To 2021E Revenues ($ in millions) $9.8 $7.2 $4.7 $14.8 ($3.7) $57.3 $80.4 2020E Growth From Existing Customers Revenue From Remaining 2020E New Bookings Revenue From 2021E New Bookings Projected Terminations 2021E Recovery from lower utilization due to COVID Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Includes $3.3m of revenue from customers who are contracted and in the process of implementation. (2) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable fees excluded). Implementation fees are amortized on a monthly basis over the length of the average customer life; remaining bookings in 2020E from 4/30/2020 onw ard s. (2) (2) (1) Bookings expected to double from $10.9m in 2020E to $21.8m in 2021E

15 Financial Update Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. Physician Expense Projections revised up $2.2m in 2020E, $1.0m in 2021E and $0.8m in 2022E, primarily related to onboarding new physicians and retaining contracted physicians to build capacity for future growth in core services Sales & Marketing Projections revised up $2.9m in 2021E and $2.8m in 2022E, primarily related to increased − Hiring to support growth opportunities in core services − Direct platform sales staffing of Telemed IQ − Marketing expenses to drive revenue and pipeline growth − Resources and incentives to also drive cross - sells Revenues Total bookings and revenue projections remain unchanged Mix shift of $2.0m in 2021E and $1.3m in 2022E due to focus on core services in go - to - market strategy and slower ramp in direct platform sales staffing for Telemed IQ Strong bookings 2020 YTD and outlook driving additional operational investments and updated revenue mix Continued investment in sales & marketing to support increased demand for services

16 Revenue Growth Drivers Revenues Core Revenue / Core Consult Core Consults 138 163 129 159 200 18A 19A 20E 21E 22E $387 $395 $423 $460 $473 18A 19A 20E 21E 22E $54 $65 $55 $73 $95 $8 $19 $54 $66 $57 $80 $113 18A 19A 20E 21E 22E Telemed IQ Revenue Core Revenue (In thousands) ($ in millions) Impact of decreased utilization from COVID - 19 Impact of decreased utilization from COVID - 19 Note: Core consults and core revenue exclude contribution from Telemed IQ; projections use SOC estimates. With respect to projec tions, see slide 2 “Use of Projections” under “Disclaimer”. (1) 2018 core consult volume includes estimated consults from acquired JSA business. (1) (1)

Improving Adjusted Gross Profit Margins



Adjusted Gross Profit Margins(1)
60%+
LT Target
44%
2% (2)
5%
5%
56%
2019A
Reduction Of Coverage Costs
Increased Productivity From Scale
Product Mix-Shift
2022E

- Eliminate non-recurring teleNeurologist incentive payments
- Physician productivity
- Mix-shift of higher margin Telemed IQ

Note: Projections use SOC estimates. With respect to projections, see slide 2 "Use of Projections" under "Disclaimer"; with respect to Non-GAAP financial measures, see slide 2 "Use of Non-GAAP Financial Measures" under "Disclaimer" and reconciliation set forth in Appendix.
(1) Adjusted Gross Profit excludes depreciation and amortization and telemedicine equipment financing costs.
(2) Impact of $2.3m in one-time incentive payments made to teleNeurologists in 2019A due to elevated volumes.

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18 Financial Summary And Targets 1H 2020 Bookings (1) Highest in History $5.7m 2019 Net Revenue Retention (2) 100% 2016 – 2019 Revenue CAGR 26% LT Adjusted Gross Profit Margin (3) Target 60%+ LT Adjusted EBITDA Margin Target ~20% Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable fees excluded). Implementation fees are amortized on a monthly basis over the length of the average customer life. (2) Net revenue retention measures how much revenue has been retained at the end of the period, including any change from the sa me customers due to utilization change. (3) Adjusted Gross Profit excludes depreciation and amortization, and telemedicine equipment financing costs.

19 Conclusion Compelling Market Opportunity Scaled, Differentiated Acute Care Telemedicine Platform Substantial Opportunities To Expand And Grow Attractive Financial Profile

Appendix

21 SOC Telemed entered into a definitive agreement to merge with Healthcare Merger Corp. on July 29, 2020 Implied enterprise value of $721 million (9.0x 2021E revenue) (1) Transaction to be funded through a combination of HCMC’s $250 million of cash in trust (subject to stockholder redemptions) and $165 million of committed PIPE financing, led by a number of institutional investors Proceeds used to pay cash consideration to selling shareholders, to pay down existing debt, for general corporate purposes and for transaction expenses Current shareholders of SOC to maintain ~40% pro forma ownership (1) Closing expected in Q4 2020 Transaction Overview Note: Projections use SOC estimates. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”. (1) Assumes no redemptions. Excludes 1.9 million founder shares subject to earnout at $12.50 and $15.00.

Pro Forma Capitalization And Ownership

Estimated Transaction Sources & Uses

($ in millions)

Sources	
HCMC Cash in Trust	$250
Anticipated PIPE Proceeds	$165
Seller Rollover Equity	$305
Total Sources	**$720**

Uses	
Cash Consideration to SOC Shareholders	$267
Cash to Balance Sheet	$45
Debt Repayment[(1)]	$83
Seller Rollover Equity	$305
Estimated Transaction Expenses[(2)]	$20
Total Uses	**$720**

Pro Forma Enterprise Valuation at Close

($ in millions, except for share price)

	PF Transaction
SOC Telemed Illustrative Share Price	$10.00
Pro Forma Shares Outstanding	77.1m
Total Equity Value	**$771**
(+) Debt as of 6/30/20[(3)]	-
(–) Cash as of 6/30/20	($50)
Pro Forma Enterprise Value	**$721**
Pro Forma 2021E EV/Revenue	**9.0x**

Illustrative Post-Transaction Ownership Breakdown



21%
7%
40%
32%
SPAC Sponsor Shares
Public Stockholder Shares
Seller Rollover Shares
PIPE Investor(s)

Note: Projections use SOC estimates. With respect to projections, see slide 2 "Use of Projections" under "Disclaimer"; assumes no redemptions; share count includes 30.5 million roll-over shares (assumes $10.00 redemption price for illustrative purposes), 25.0 million HCMC shares, 16.5 million PIPE shares and 5.1 million sponsor shares; share count excludes 1.9 million sponsor earnout shares (50% vesting at $12.50 and 50% at $15.00); as well as the impact of 12.5 million public warrants and 0.4 million private placement warrants (struck at $11.50).

(1) Debt repayment as of 6/30/2020 including back-end facility fees; debt subject to 4% PIK interest if repaid at later date.
(2) Includes deferred HCMC IPO fees and other fees and expenses.
(3) Undrawn $20m revolver contemplated to be put in place at time of transaction close.

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23 Operational Benchmarking 40% 40% 13% 54% 30% 41% 23% 17% 34% 27% 54% 68% 39% 84% 37% 73% 77% 64% 57% 71% ~60% ~65% ~50% ~75% ~45% ~80% ~70% ~59% ~75% (4%) 9% (46%) 6% (5%) 27% 14% 18% (9%) 20% ~20% ~20% ~20% ~20% ~20% ~20% ~30% ~20% ~25% NA Revenue Growth (2020E – 2021E) Adj. Gross Margin (2021E & LT Target) Adj. EBITDA Margin (2021E & LT Target) NA Digital Health Communications Teleconference Peer Averages Source: Company filings and FactSet as of 9/18/2020. Note: Data calendarised to December year end; Teladoc based on broker forecasts, pro forma for full - year impact of InTouch acqui sition in 2020E and 2021E and pro forma for merger with Livongo; Livongo shown as of unaffected date 8/4/2020; Amwell projections use broker forecasts. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”.

24 Valuation Benchmarking EV / Revenue (2021E) 9.0x 18.6x 20.3x 33.6x 8.9x 41.2x 18.0x 18.6x 20.4x 25.9x Digital Health Communications Teleconference Peer Averages Source: Company filings and FactSet as of 9/18/2020. Note: Data calendarised to December year end; Teladoc based on broker forecasts, pro forma for full - year impact of InTouch acqui sition in 2020E and 2021E and pro forma for merger with Livongo; Livongo shown as of unaffected date 8/4/2020; Amwell projections use broker forecasts. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”.

– 5x 10x 15x 20x 25x 30x 35x 40x 45x – 10% 20% 30% 40% 50% 60% EV / 2021E Revenue 2020E – 2021E Revenue Growth 25 Valuation Benchmarking (Cont’d) EV / ‘21E Revenue vs. ‘20E – ‘21E Revenue Growth Faster Growing at an Attractive Multiple Source: Company filings and FactSet as of 9/18/2020. Note: Data calendarised to December year end; Teladoc based on broker forecasts, pro forma for full - year impact of InTouch acqui sition in 2020E and 2021E and pro forma for merger with Livongo; Livongo shown as of unaffected date 8/4/2020; Amwell projections use broker forecasts. With respect to projections, see slide 2 “Use of Projections” under “Disclaimer”.

Historical And Projected Financial Summary

($ in millions)	2018A	2019A	2020E	2021E	2022E	6 months ending 6/30/19A	6/30/20A
Bookings[1]	**$11.1**	**$6.1**	**$10.9**	**$21.8**	**$36.3**	**$2.4**	**$5.7**
Total Revenue	**$53.7**	**$66.2**	**$57.3**	**$80.4**	**$113.5**	**$32.6**	**$28.4**
YoY (%)	*23%*	*23%*	*(13%)*	*40%*	*41%*	*36%*	*(13%)*
Adj. Gross Profit[2]	**$24.9**	**$28.9**	**$23.2**	**$43.1**	**$64.0**	**$13.5**	**$10.5**
Adj. Gross Profit Margin (%)	*46%*	*44%*	*40%*	*54%*	*56%*	*41%*	*37%*
Operating Expenses[3]							
Sales & Marketing	6.2	5.9	8.3	13.4	16.1	3.2	3.0
R&D	1.7	1.2	1.4	2.2	2.8	0.6	0.6
Operations	7.3	7.7	9.0	11.3	11.8	3.7	4.3
G&A	14.6	15.1	15.6	19.8	20.5	7.5	6.9
Adj. EBITDA[4]	**($4.9)**	**($1.0)**	**($11.1)**	**($3.6)**	**$12.9**	**($1.6)**	**($4.3)**
Adj. EBITDA Margin (%)	*(9%)*	*(1%)*	*(19%)*	*(4%)*	*11%*	*(5%)*	*(15%)*
Net Income	**($18.1)**	**($18.2)**				**($8.9)**	**($15.4)**
Select Data:							
CapEx	$4.0	$5.2	$5.5	$5.4	$6.9	$2.9	$3.3
Change in NWC	1.6	1.1	(0.7)	1.6	2.7	(0.8)	3.1
Select KPIs[5]**:**							
Core Consults (in thousands)	138	163	129	159	200	79	67
Core Revenue / Core Consult	$387	$395	$423	$460	$473	$407	$413

Note: Projections use SOC estimates. With respect to projections, see slide 2 "Use of Projections" under "Disclaimer"; with respect to Non-GAAP financial measures, see slide 2 "Use of Non-GAAP Financial Measures" under "Disclaimer" and reconciliation set forth in Appendix.

(1) Bookings are defined as sum of the annualized fixed monthly fees and implementation fees, also referred to as the First Year Contract Value (variable fees excluded). Implementation fees are amortized on a monthly basis over the length of the average customer life.

(2) Adj. Gross Profit excludes depreciation and amortization and telemedicine equipment financing costs.

(3) Operating expenses exclude depreciation and amortization, stock compensation expenses, and non-recurring expenses (transaction related expenses, stock-based compensation, legal settlements, advisory fees and other non-operating expenses).

(4) Excludes non-recurring expenses (transaction related expenses, stock-based compensation, legal settlements, advisory fees and other non-operating expenses) of $4.6m in 2018A and $2.6m in 2019A; $0.4m in 1H 2019A and $2.9m in 1H 2020A. See slide 41.

(5) 2018 core consult volume includes estimated consults from acquired JSA business.

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27 EBITDA Reconciliation ($ in millions) 6 months ending 2018A 2019A 6/30/19A 6/30/20A Net Income ($18.1) ($18.2) ($8.9) ($15.4) Interest 7.6 10.3 4.8 5.6 Tax (1.8) 0.0 0.0 0.0 D&A 2.7 4.3 2.0 2.6 Non-Recurring Expenses (1) 4.6 2.6 0.4 2.9 Adj. EBITDA ($4.9) ($1.0) ($1.6) ($4.3) (1) Non - recurring expenses include stock - based compensation, transaction related expenses, legal settlements, advisory fees and other non - operating expenses.